EXHIBIT 10.28

                      EXCESS DEDUCTIBLE INDEMNITY AGREEMENT

                                  DECLARATIONS


ITEM 1.  COMPANY:         Reliance Insurance Company of Illinois

ITEM 2.  INSURED:         The Vincam Group, Inc. and other insureds as per
                          attached Additional Named Insureds Endorsement.

ITEM 3.  EFFECTIVE DATE:  12/31/96 -
                          12/30/99

ITEM 4.  PREMIUM:         Deposit Premium for 12/31/96-97 shall be $4,422,600.
                          Deposit Premium for 12/31/97-99 shall be determined by the Company.

ITEM 5.  COVERED POLICY:

------------------------------------------------------------------------
                    POLICY     POLICY    POLICY    POLICY     DEDUCTIBLE
   INSURER         COVERAGE     TYPE     NUMBER    PERIOD       AMOUNT
   -------         --------    ------    ------    ------     ----------
------------------------------------------------------------------------

Liberty Mutual     Workers'    Deduct.                         $500,000
Insurance          Comp.
Company

ITEM 6.  COMPANY'S LIMIT OF LIABILITY FOR EACH COVERED POLICY:

Excess Deductible Amounts of $500,000 for each occurrence for indemnity claims in excess of an underlying Aggregate Deductible Limit of $4,100,959, including all Allocated Loss Adjustment Expenses.

ITEM 7.  MEDICAL ONLY PER OCCURRENCE RETENTION FOR EACH COVERED POLICY:

$2,000 each and every Medical Only Claim

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                      EXCESS DEDUCTIBLE INDEMNITY AGREEMENT
                      -------------------------------------

In consideration of the payment of the premium and in reliance upon the statements made to the Company, and subject to the Medical Only Per Occurrence Retention and the Limit of Liability, and the limitations, exclusions, terms and conditions of this Agreement, the Company agrees with the Insured as follows:

I.      DEFINITIONS
        -----------

        A.     AGGREGATE DEDUCTIBLE LIMIT
               --------------------------

               "Aggregate Deductible Limit" means the total aggregate amount of Deductible Amounts for which Commercial Risk Re-Insurance Company shall be liable in the amount of $4,100,959 pursuant to the Deductible Payment Loss Portfolio Transfer Insurance Policy effective December 31, 1996.

        B.     INSURED
               -------

               "Insured" means the Insureds designated in the Declarations.

        C.     COMPANY
               -------

               "Company" means Reliance Insurance Company of Illinois.

        D.     INSURER
               -------

               "Insurer" means an insurance company that issued a Covered Policy as listed in Item 5 of the Declarations.

        E.     AGREEMENT
               ---------

               "Agreement" means this Excess Deductible Indemnity Agreement.

        F.     RETROSPECTIVE COVERAGE PERIOD
               -----------------------------

               The Retrospective Coverage Period shall include the period from and including January 1, 1994 through and including December 31, 1996, provided, however, that losses for which coverage is sought hereunder are payable on or after December 31,1996.

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        G.     BUSINESS COVERED
               ----------------

               Business with respect to U.S. situated risks of the Insured only classified as worker's' compensation under the covered Policy as set forth in Item 5 hereunder.

        H.     EXCESS DEDUCTIBLE AMOUNTS
               -------------------------

               "Excess Deductible Amounts" means any amounts actually paid by an Insurer with respect to a claim under a Covered Policy and for which an Insured is responsible for reimbursing the Insurer under the terms of any deductible provision or endorsement of a Covered Policy in excess of the underlying Aggregate Deductible Limit of $4,100,959, including all Allocated Loss Adjustment Expenses. Such Excess Deductible Amounts may include but are not limited to damages, benefits, losses, or costs, fees and expenses for investigation, negotiation, settlement or defense. "Excess Deductible Amounts" shall not include any premium taxes, surcharges or assessments arising out of or attributable to an Insured's obligations to reimburse an Insurer whether the Insured is required to pay the Insurer for such premium taxes, surcharges or assessments under the Covered Policy or otherwise.

               In no event will the Company be liable to indemnify the Insured for any Excess Deductible Amounts within the underlying Aggregate Deductible Limit of $4,100,959.

II.     INSURING AGREEMENTS
        -------------------

        A.     COVERAGE
               --------

               The Company, subject to the Medical Only Per Occurrence Retention and as described in E below will pay on behalf of the Insured all Excess Deductible Amounts which the Insured shall become obligated to pay up to the Limit of Liability as described in D below to an Insurer under a Covered Policy listed in Item 5 of the Declarations.

        B.     NO DUTY TO DEFEND
               -----------------

               The Company shall have no duty to investigate or defend any claim, suit or proceeding commenced against the Insured under this Agreement or any Covered Policy. The Company shall have the right to associate, at its own expense, with the Insured in the defense or investigation of any claim, suit or proceeding involving the Covered Policy listed in Item 5 of the Declarations.

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        C.     PAYMENTS TO INSURER LISTED IN DECLARATIONS
               ------------------------------------------

               All Excess Deductible Amounts payable under this Agreement shall be paid on behalf of the Insured directly to the Insurer on the Covered Policy listed in Item 5 of the Declarations. The payment of such Excess Deductible Amounts shall be made in satisfaction of the Insured's obligations to such Insurer under the Covered Policy. The Insured irrevocably waives any rights to such payments.

        D.     LIMIT OF LIABILITY
               ------------------

               The amount stated in Item 6 for each Covered Policies is the most the Company will pay for Excess Deductible Amounts under each Covered Policy for each occurrence.

        E.     MEDICAL ONLY PER OCCURRENCE RETENTION
               -------------------------------------

               The Company will not pay any Excess Deductible Amounts within the Medical Only Per Occurrence Retention stated in Item 7 of the Declarations for each Covered Policy. The Company shall have no liability whatsoever hereunder with respect to any occurrence covered by this Agreement until the Insured shall have paid the Insured's Medical Only Per Occurrence Retention of $2,000.

III.    EXCLUSIONS
        ----------

        The Insurance under this Agreement covers only those Excess Deductible Amounts which the Insured shall become obligated to pay to an Insurer under the deductible endorsement to a Covered Policy listed in Item 5 of the Declarations. Any Excess Deductible Amounts not covered or excluded under a Covered Policy shall not be covered under this Agreement and the Company shall have no liability to pay such Excess Deductible Amounts on behalf of the Insured.

IV.     CONDITIONS
        ----------

        A.     NOTICE OF CLAIM
               ---------------

               The Insured shall provide the Company with a copy of any and all notices and information on claims made under a Covered Policy. The Insured shall provide the Company with a copy of any such notices or information at the same time that it provides such notices or information to an Insurer.

               In addition, the Insured shall notify the Company in writing a soon as practicable of any claim for reimbursement of any amounts within the deductible provision by the Insurer under a Covered Policy. The notice shall include: (1) the name of the Insurer,

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               (2) the amount(s) sought by the Insurer, (3) the amount(s) paid or reserved by the Insurer for such claim, suit or proceeding, including indemnities, medical expenses or benefits, and allocated loss adjustment expense, (4) the amount of the deductible, if any, applicable to such claim, suit or proceeding,
               (5) the Insurer's claim number, (6) the claimant's name and address, (7) the date of accident or occurrence that is the basis for such claim, suit or proceeding and (8) any other relevant information requested by the Company. The Insured shall cooperate with the Company in the investigation and settlement of any claim under this Agreement.

        B.     COMMUTATION
               -----------

               The Insured, upon 30 days prior written notice to the Company, may elect at any time to assume all of the Company's liabilities under this Agreement, in consideration of a payment as mutually agreed between the Company and Insured (the "Commutation").

        C.     FALSE OF FRAUDULENT CLAIMS
               --------------------------

               If the Insured submits any claim that the Insured knows is false or fraudulent, in whole or part, as regards amount of otherwise, this Agreement shall be void and all insurance under this Agreement shall be forfeited.

        D.     SUBROGATION
               -----------

               The Company shall be subrogated to the rights of the insured to recover from any third party including any Excess Deductible Amounts paid on behalf of the Insured to such third party liable for such Excess Deductible Amounts. The Insured hereby assigns its rights to participate in any recoveries by an Insurer. The Insured shall cooperate fully with the Company to recover such Excess Deductible Amounts.

        E.     OTHER INSURANCE
               ---------------

               Except with respect to Covered Policy, the insurance under this Agreement shall be excess insurance over and above any other applicable insurance available to the Insured, whether such other insurance is stated to be primary, contributing, excess, contingent or otherwise and whether such other insurance is valid and collectible.

        F.     BANKRUPTCY OR INSOLVENCY OF INSURED
               -----------------------------------

               Bankruptcy or insolvency of the Insured shall not relieve the Company of any of its obligations hereunder.


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        G.     ACTION AGAINST THE COMPANY
               --------------------------

               No action shall lie against the Company unless, as a condition precedent thereto the Insured shall have fully complied with all the terms and conditions of this Agreement. In addition, no action shall lie against the Company until the amount of the Insured's obligation to pay Excess Deductible Amounts under the Covered Policy listed in Item 5 of the Declarations shall have been determined finally and payment made by an Insurer under a Covered Policy.

               Nothing contained in this Agreement shall give any person or entity any right to join the Company as a co-defendant in any action against the Insured to determine the Insured's liability to such person or organization.

        H.     AUDIT
               -----

               The Company may examine and audit the Insured's books and records until all timely and properly reported claims are paid under this Agreement. The Insured shall cooperate fully with the Company during any audit, and shall provide the Company with any information or documents requested by the Company that relates to the rights and obligations of the insured and the Company under this Agreement.

        I.     ASSIGNMENT
               ----------

               This Agreement shall be void if assigned or transferred without the prior written consent of the Company.

        J.     CHANGES
               -------

               This Agreement may not be changed, amended or otherwise modified except through a validly issued written endorsement executed by the Company. Information provided to an agent of the Company shall not result in a change, amendment or other modification to any part of this Agreement or stop the company from asserting any right under the Agreement or relieve the Insured of any duty under this Agreement.

        K.     ARBITRATION
               -----------

               If any dispute arises between the Insured and the Company either before or after termination of this Agreement with reference to the interpretation of this Agreement or the rights of either party under this Agreement, the dispute shall be referred to arbitration. The arbitration will involve three arbitrators, one to be selected by each party and the third by the two parties selected. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may nominate two

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               arbitrators who shall select the third arbitrator. In the event the two arbitrators do not agree on the selection of the third arbitrator shall be selected pursuant to the commercial arbitration rules of the American Arbitration Association. The arbitrators shall be officials or former officials of other insurance of reinsurance companies. The arbitration shall take place in the State of New York and the arbitration proceedings shall be governed by the rules of the American Arbitration Association and the New York Arbitration Law. The arbitrators shall consider this Agreement honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of the law; provided, however, that the arbitrators may not render any award of punitive or exemplary damages. The decision of a majority of the arbitrators shall be final and binding on both the Insured and the Company and judgment upon the award rendered by the arbitrators may be entered into any court having jurisdiction thereof. The expense of the arbitrators and of the arbitration shall be equally divided between the Insured and the Company. Arbitration is the sole remedy for disputes arising under this Agreement. The arbitrators are relieved of any judicial formalities or rules of law and shall be bound to the standards and practices of the insurance business and the intent of this Agreement.

        L.     COUNTERPARTS
               ------------

               This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute but one and same instrument, which shall be sufficiently evidenced by any one counterpart.

        M.     INTEGRATION, FINAL AGREEMENT
               ----------------------------

               This Excess Deductible Indemnity Agreement represents the complete and final agreement of the parties hereto and it supersedes and replaces any prior oral or written understandings of the parties including. This Agreement shall not be amended or modified except by the prior written agreement of the Insurer and the Insured.

        IN WITNESS WHEREOF, the parties have __________ this instrument to be signed by their authorized representatives as of the 22nd day of January, 1997.

                                            COMPANY:
                                            RELIANCE INSURANCE COMPANY OF
                                            ILLINOIS


                                                [SIGNATURE]
                                            -----------------------------

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                                            INSURED:
                                            THE VINCAM GROUP, INC.


                                            /s/ MARTIN PEREZ
                                            -----------------------------
                                            Martin Perez

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